UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2005

NYMT SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, to be dated as of December 1, 2005, providing for, inter alia, the issuance of New York Mortgage Trust 2005-3, Mortgage-Backed Notes, Series 2005-3)

NYMT Securities Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	333-127912	84-1689414
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Avenue of the Americas, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 634-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

Description of the Notes and the Mortgage Pool

The Registrant intends to issue a series of notes, titled New York Mortgage Trust 2005-3, Mortgage-Backed Notes, Series 2005-3 (the “Notes”), to be issued pursuant to a transfer and servicing agreement, dated as of December 1, 2005, among the Registrant, as depositor, Wells Fargo Bank, N.A., as trust administrator and master servicer, NYMT Servicing Corporation, as servicer, Cenlar FSB, as subservicer, New York Mortgage Funding, LLC, as seller and U.S. Bank National Association, as indenture trustee. The Notes represent in the aggregate the entire beneficial interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool” of conventional, one- to four- family, adjustable rate, first lien mortgage loans (the “Mortgage Loans”).

Computational Materials

Credit Suisse First Boston LLC (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of the Notes certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables relating to the Mortgage Loans.

The Computational Materials have been provided by the Underwriter.

The Computational Materials were prepared by the Underwriter at the request of certain prospective purchasers. The Computational Materials may be based on information that differs from the information to be set forth in a prospectus supplement subsequently file with the Commissioner.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description
99.1	Computational Materials (as defined in Item 8.01) that have been provided by Credit Suisse First Boston LLC in the form of a loan level data tape for New York Mortgage Trust 2005-3, Mortgage-Backed Notes, Series 2005-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NYMT SECURITIES CORPORATION (Registrant)

By:	/s/ Steven R. Mumma
Name:	Steven R. Mumma
Title:

Dated: December 16, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	99.1	Computational Materials (as defined in Item 8.01) that have been provided by Credit Suisse First Boston in the form of a loan level data tape for New York Mortgage Trust 2005-3, Mortgage-Backed Notes, Series 2005-3.